UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (or Date of Earliest Event Reported): April 20, 2006
Trinsic, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-28467	59-3501119
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation or Organization)		Number)
601 South Harbour Island Boulevard, Suite 220
Tampa, Florida 33602
(Address of Principal Executive Offices)
(813) 273-6261
(Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 — Financial Statements and Exhibits
SIGNATURE
Ex-99.(A) Employment Agreement
Ex-99.(B) Amendment to Employment Agreement
Ex-99.(C) Employment Agreement
Ex-99.(D) Amendment to Employment Agreement
Ex-99.(E) Employment Agreement
Ex-99.(F) Employment Agreement
Ex-99.(G) Employment Agreement

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
Effective August 15, 2005, we entered into employment agreements with our chief executive officer, senior vice president for business and consumer marketing, senior vice president for customer service and support, chief technology officer and general counsel. Effective January 30, 2006, we amended the employment agreements of our chief executive officer and our senior vice president for business and consumer marketing. A copies of these agreements and amendments appear as Exhibits A, B, C, D, E, F and G to this Form 8-K.
Item 9.01 — Financial Statements and Exhibits
Exhibit A Employment Agreement of Horace J. “Trey” Davis III
Exhibit B Amendment to Employment Agreement of Horace J. “Trey” Davis III
Exhibit C Employment Agreement of Ronald R. Bailey
Exhibit D Amendment to Employment Agreement of Ronald R. Bailey
Exhibit E Employment Agreement of Michael M. Slauson
Exhibit F Employment Agreement of Paul T. Kohler
Exhibit G Employment Agreement of John K. Lines

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: April 20, 2006.

TRINSIC, INC.

BY: Name: Title:	/s/ Horace J. Davis, III Horace J. Davis, III Chief Executive Officer
A signed original of this Form 8-K has been provided to Trinsic, Inc. and will be retained by Trinsic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.